Page 1 of 4 pages
                                                        Exhibit Index on Page 3


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934






            Date of Report (Date of earliest event reported): August 27, 2001


                               AmBase Corporation
               (exact name of registrant as specified in its charter)



              Delaware                   1-7265                95-2962743
           (State or other           (Commission            (I.R.S. Employer
            jurisdiction             File Number)           Identification No.)
          of incorporation)



                 100 Putnam Green, Greenwich, CT                06830-6027
             (Address of principal executive offices)           (Zip Code)



    Registrant's telephone number, including area code:     (203) 532-2000

Item 5.  Other Events

AmBase Corporation (the "Company") announced that information recently obtained from the United States Tax Court (the "Tax Court") indicates that the IRS has until September 24, 2001, as opposed to August 21, 2001, to file a Notice of Intention to Appeal the Tax Court's ruling that was previously decided in favor of City Investing Company in the Netherlands Antilles Withholding Obligation Case.

The attorneys on the case, Davis, Polk & Wardwell, have indicated that procedurally in many cases the government may file a protective Notice of Intention to Appeal the Tax Court's ruling to preserve its appeal rights when no final decision on the matter has been made by the Solicitor General.

Item 7.  Financial Statements and Exhibits

(c) Exhibits: 99.1 Copy of Registrant's press release dated August 27, 2001.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AmBase Corporation




                           By:    John P. Ferrara
                                  Vice President, Chief Financial Officer
                                  and Controller
                                  (Principal Financial and Accounting Officer)


                               Date: August 27, 2001





                                  EXHIBIT INDEX



Exhibit                  Description                            Page No.
-------                  -----------                            --------

  99.1                Copy of Registrant's press release            4
                             dated August 27, 2001